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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): November 5, 1999
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                               Sapient Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


      0-28074                                             04-3130648
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(Commission File Number)                    (I.R.S. Employer Identification No.)


One Memorial Drive
Cambridge, MA                                                02142
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (617) 621-0200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     In April 1999 and September 1999, Sapient Corporation, a Delaware corporation ("Sapient") registered an aggregate of 118,601 and 118,601 shares, respectively, of its common stock, $.01 par value per share (the "Common Stock"), for resale by certain selling stockholders pursuant to Registration Statements on Form S-3 (File Nos. 333-77033 and 333-87837, respectively) (the "Registration Statements"). On November 5, 1999, the Company effected a two-for-one stock split of its outstanding shares of Common Stock, in the form of a 100% stock dividend payable to stockholders of record on November 1, 1999. The Registration Statements incorporate by reference this Current Report on Form 8-K and are hereby deemed to cover up to 237,202 and 237,202 shares, respectively, of Common Stock, including the 118,601 and 118,601, respectively, additional shares of Common Stock issued to the selling stockholders set forth in the Registration Statements as a result of the stock split.

     From time to time, Sapient issues statements in public filings or press releases, or makes oral statements through an authorized officer of the Company, that may be considered forward looking. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, described below are risks and uncertainties that should be considered before purchasing Sapient Common Stock. If any of the following risks actually occur, Sapient's business, financial condition or results of operations could be harmed. In that case, the trading price of Sapient Common Stock could decline, and an investor could lose all or part of his or her investment.


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                                  RISK FACTORS

     Investing in our common stock involves a high degree of risk. You should carefully consider the risks and uncertainties described below before purchasing our common stock. If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you could lose all or part of your investment.

IF BUSINESSES DO NOT INCREASE THEIR USE OF THE INTERNET AS A MEANS FOR CONDUCTING COMMERCE, OUR REVENUES WILL BE ADVERSELY AFFECTED

     Our future success depends heavily on the increased acceptance and use of the Internet as a means for conducting commerce. We focus our services on the development and implementation of Internet strategies and solutions. If commerce on the Internet does not continue to grow, or grows more slowly than expected, our revenue growth would slow or decline and our business, financial condition and results of operations would be materially adversely affected. Consumers and businesses may reject the Internet as a viable medium for commerce for a number of reasons, including:

     - inadequate network infrastructure;

     - delays in the development of Internet enabling technologies and performance improvements;

     - delays in the development or adoption of new standards and protocols required to handle increased levels of Internet activity;

     - delays in the development of security and authentication technology necessary to effect secure transmission of confidential information;

     - changes in, or insufficient availability of, telecommunications services to support the Internet; and

     - failure of companies to meet their customers' expectations in delivering goods and services over the Internet.

IF WE DO NOT ATTRACT AND RETAIN QUALIFIED PROFESSIONAL STAFF, WE MAY NOT BE ABLE TO ADEQUATELY PERFORM OUR CLIENT ENGAGEMENTS AND COULD NOT ACCEPT NEW CLIENT ENGAGEMENTS

     Our business is labor intensive and our success will depend in large part upon our ability to attract, retain, train and motivate highly-skilled employees. Because of the rapid growth of the Internet, there is intense competition for employees who have strategic, experience modeling, creative design, technical or program management experience. In addition, the Internet has created many opportunities for people with the skills we seek to form their own companies or join startup companies and these opportunities frequently offer the potential for significant future financial profit through equity incentives which we cannot match. During the third quarter of 1999, our rate of voluntary employee turnover was higher than our target rate. We may not be successful in attracting a sufficient number of highly skilled employees in the future, or in retaining, training and motivating the employees we are able to attract. Any inability to attract, retain, train and motivate employees could impair our ability to adequately manage and complete existing projects and to bid for or accept new client engagements.

IF WE DO NOT MANAGE OUR GROWTH EFFECTIVELY, OUR OPERATING RESULTS WILL BE ADVERSELY AFFECTED

     Our growth has placed significant demands on our management and other resources. Our revenues increased approximately 79% in 1998 from $92.0 million in 1997 to $164.9 million in 1998. Our revenues for the nine months ended September 30, 1999 increased approximately 76% over the same period for 1998. Our staff increased from 1,383 full-time employees at


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September 30, 1998 to 1,939 at September 30, 1999. Our future success will depend on our ability to manage our growth effectively, including by:

     - developing and improving our operational, financial and other internal systems;

     - integrating and managing acquired businesses, joint ventures and strategic investments;

     - training, motivating and managing our employees;

     - estimating fixed-price fees and project timeframes accurately;

     - maintaining high rates of employee utilization; and

     - maintaining project quality and client satisfaction.

     Our management has limited experience managing a business of Sapient's current size. If we are unable to manage our growth and projects effectively, the quality of our services and products, our ability to retain key personnel and our business, financial condition and results of operations may be materially adversely affected.

WE HAVE SIGNIFICANT FIXED OPERATING COSTS WHICH MAY BE DIFFICULT TO ADJUST IN RESPONSE TO UNANTICIPATED FLUCTUATIONS IN REVENUES

     A high percentage of our operating expenses, particularly personnel and rent, are fixed in advance of any particular quarter. As a result, unanticipated variations in the number, or progress toward completion, of our projects may cause significant variations in operating results in any particular quarter and could result in losses for that quarter.

     An unanticipated termination of a major project, a client's decision not to proceed with a project we anticipated, or the completion during a quarter of several major client projects could require us to maintain underutilized employees and could therefore have a material adverse effect on our business, financial condition and results of operations. Our revenues and earnings may also fluctuate from quarter to quarter based on such factors as:

     - the contractual terms and timing of completion of projects;

     - any delays incurred in connection with projects;

     - the adequacy of provisions for losses;

     - the accuracy of our estimates of resources required to complete ongoing projects; and

     - general economic conditions.

THE INCREASED SIZE AND COMPLEXITY OF THE SOLUTIONS WE ARE IMPLEMENTING MAKES IT MORE LIKELY THAT WE WILL FAIL TO SATISFY CLIENT EXPECTATIONS, WHICH WOULD DAMAGE OUR REPUTATION AND BUSINESS

     The average dollar size of our solutions has grown significantly, while the timeframe for delivering solutions has generally decreased. As our client engagements become larger and more complex and must be completed in shorter timeframes, it becomes more difficult to manage the development process and the likelihood and consequences of any mistakes increase. Any inability by us to complete client solutions in a timely manner, any defects contained in the solutions we deliver and any other failure by us to achieve client expectations, would have a material adverse effect on our reputation with the affected client and generally within our industry and could have a material adverse effect on our business, results of operations or financial condition.


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WE ENTER INTO FIXED-PRICE CONTRACTS AND COULD LOSE MONEY ON THESE CONTRACTS

     Most of our projects are based on fixed-price, fixed-timeframe contracts, rather than contracts in which payment to us is determined on a time and materials basis. Our failure to accurately estimate the resources required for a project or our failure to complete our contractual obligations in a manner consistent with the project plan upon which our fixed-price, fixed-timeframe contract was based would adversely affect our overall profitability and could have a material adverse effect on our business, financial condition and results of operations. We have been required to commit unanticipated additional resources to complete projects in the past, which has resulted in losses on those contracts. We recognize that we will experience similar situations in the future and that the consequences could be more severe than in the past due to the increased size and complexity of our solutions. In addition, for some projects we may fix the price at an early stage of the process, which could result in a fixed price that turns out to be too low and therefore would adversely affect our profitability.

WE DEPEND HEAVILY ON A LIMITED NUMBER OF CLIENT PROJECTS, THE LOSS OF ANY OF WHICH WOULD ADVERSELY AFFECT OUR OPERATING RESULTS

     We have derived, and believe that we will continue to derive, a significant portion of our revenues from a limited number of clients for whom we perform large projects. In 1998, our five largest clients accounted for approximately 30% of our revenues, with four clients each accounting for more than 5% of our revenues. For the nine months ended September 30, 1999, our five largest clients accounted for approximately 26% of our revenues, with three clients each accounting for more than 5% of our revenues. In addition, revenues from a large client may constitute a significant portion of our total revenues in a particular quarter. The loss of any principal client for any reason, including as a result of the acquisition of that client by another entity, could have a material adverse effect on our business, financial condition and results of operations.

IF WE ARE UNABLE TO ACHIEVE ANTICIPATED BENEFITS FROM ACQUISITIONS, JOINT VENTURES AND STRATEGIC INVESTMENTS, OUR BUSINESS COULD BE ADVERSELY AFFECTED

     During the past two years, we have completed four acquisitions and entered into one joint venture. The anticipated benefits from these and future acquisitions, joint ventures and strategic investments may not be achieved. For example, when we acquire a company, we cannot be certain that customers of the acquired business will continue to do business with us or that employees of the acquired business will continue their employment or become well integrated into our operations and culture. The identification, consummation and integration of acquisitions, joint ventures and strategic investments requires substantial attention from management. The diversion of the attention of management relating to these activities, as well as any difficulties encountered in the integration process, could have an adverse impact on our business, financial condition and results of operations.

IF CLIENTS UNEXPECTEDLY TERMINATE THEIR CONTRACTS FOR OUR SERVICES, OUR BUSINESS COULD BE ADVERSELY AFFECTED

     Some of our contracts can be canceled by the client with limited advance notice and without significant penalty. Termination by any client of a contract for our services could result in a loss of expected revenues and additional expenses for staff which were allocated to that client's project. The cancellation or a significant reduction in the scope of a large project could have a material adverse effect on our business, financial condition and results of operations.


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OUR STOCK PRICE IS VOLATILE AND MAY RESULT IN SUBSTANTIAL LOSSES FOR INVESTORS
PURCHASING SHARES IN THE OFFERING

     The trading price of our common stock could be subject to wide fluctuations in response to:

     - quarterly variations in operating results and our achievement of key business metrics;

     - changes in earnings estimates by securities analysts;

     - any differences between reported results and securities analysts' published or unpublished expectations;

     - announcements of new contracts or service offerings by us or our competitors;

     - market reaction to any acquisitions, joint ventures or strategic investments announced by us or our competitors; and

     - general economic or stock market conditions unrelated to our operating performance.

     In the past, securities class action litigation has often been instituted against companies following periods of volatility in the market price of their securities. This type of litigation could result in substantial costs and a diversion of management attention and resources.

IF WE DO NOT KEEP PACE WITH TECHNOLOGICAL CHANGES, OUR COMPETITIVE POSITION WILL SUFFER

     Our markets and the technologies used in our solutions are characterized by rapid technological change. Failure to respond in a timely and cost-effective way to these technological developments would have a material adverse effect on our business, financial condition and results of operations. We expect to derive a substantial portion of our revenues from providing Internet solutions that are based upon leading technologies and that are capable of adapting to future technologies. As a result, our success will depend on our ability to offer services that keep pace with continuing changes in technology, evolving industry standards and changing client preferences. We may not be successful in addressing future developments on a timely basis. Our failure to keep pace with the latest technological developments would have a material adverse effect on our business, financial condition and results of operations.

WE MAY BECOME SUBJECT TO CLAIMS THAT THE SOLUTIONS WE HAVE DESIGNED AND IMPLEMENTED ARE NOT YEAR 2000 COMPLIANT

     Since 1991, we have designed, developed and implemented solutions for a large number of clients. There can be no way of assuring that all of these solutions will be Year 2000 compliant. We have also recommended, implemented and customized various third-party technology and software packages for our clients, some of which may not be Year 2000 compliant. There can be no assurance that we will not become involved in disputes with clients regarding Year 2000 problems involving solutions we developed or implemented or the interaction of those solutions with other applications. These disputes could require us to incur unanticipated expenses and distract us from our core business and these expenses and distractions could have a material adverse effect on our business, financial condition and results of operations.

WE FACE SIGNIFICANT COMPETITION IN MARKETS THAT ARE NEW AND RAPIDLY CHANGING

     The markets for the services we provide are highly competitive. We believe that we currently compete principally with strategy consulting firms, Internet professional services firms, systems integration firms, technology vendors and internal information systems groups. Many of the companies that provide services in our markets have significantly greater financial, technical and marketing resources than we do and generate greater revenues and have greater name recognition than we do. In addition, there are relatively low barriers to entry into our markets and we have faced, and expect to continue to face competition from new entrants into our markets.


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     We believe that the principal competitive factors in our markets include:

     - ability to integrate strategy, experience modeling, creative design and technology services;

     - quality of service, speed of delivery and price;

     - industry knowledge;

     - sophisticated project and program management capability; and

     - Internet technology expertise and talent.

     We believe that our ability to compete also depends in part on a number of competitive factors outside our control, including:

     - the ability of our competitors to hire, retain and motivate professional staff;

     - the development by others of Internet services or software that is competitive with our solutions; and

     - the extent of our competitors' responsiveness to client needs.

     There can be no assurance that we will be able to compete successfully in our markets.

IF CLIENTS REDUCE THEIR BUDGETS FOR THE SERVICES WE PROVIDE DUE TO YEAR 2000 ISSUES OR FOR OTHER REASONS, OUR BUSINESS WOULD BE ADVERSELY AFFECTED

     During the next several months, the purchasing patterns of clients or potential clients may be affected by the Year 2000 problem, as companies expend significant resources to avoid or correct Year 2000 issues. Similarly, our revenues and results of operations could be influenced from time to time by any other general events or economic conditions which lead clients and potential clients to reduce their information technology budgets. A reduction in client funds available to purchase our services would have a material adverse effect on our business, financial condition and results of operations.

GOVERNMENT REGULATION COULD INTERFERE WITH THE ACCEPTANCE OF THE INTERNET AND ELECTRONIC COMMERCE, WHICH WOULD ADVERSELY AFFECT THE DEMAND FOR OUR SERVICES

     Any new laws and regulations applicable to the Internet and electronic commerce that are adopted by federal, state or foreign governments could dampen the growth of the Internet and decrease its acceptance as a commercial medium. If this occurs, companies may decide in the future not to pursue Internet initiatives, which would decrease demand for our services. A decrease in the demand for our services would have a material adverse effect on our business, financial condition and results of operations.

INTERNATIONAL EXPANSION OF OUR BUSINESS COULD RESULT IN FINANCIAL LOSSES DUE TO CHANGES IN FOREIGN ECONOMIC CONDITIONS OR FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES

     We expect to continue to expand our international operations. We currently have offices in the United Kingdom and Australia and have recently commenced a joint venture in Italy. We have limited experience in marketing, selling and providing our services internationally. International operations are subject to other inherent risks, including:

     - recessions in foreign countries;

     - fluctuations in currency exchange rates;

     - the scheduled conversion to the euro by most European Union members;

     - difficulties and costs of staffing and managing foreign operations;

     - reduced protection for intellectual property in some countries;


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     - changes in regulatory requirements; and

     - U.S. imposed restrictions on the import and export of technologies.

IF WE ARE UNABLE TO PROTECT OUR PROPRIETARY METHODOLOGY, OUR BUSINESS COULD BE ADVERSELY AFFECTED

     Our success depends, in part, upon our proprietary methodology and other intellectual property rights. We rely upon a combination of trade secrets, nondisclosure and other contractual arrangements, and copyright and trademark laws to protect our proprietary rights. We enter into confidentiality agreements with our employees, generally require that our consultants and clients enter into these agreements, and limit access to and distribution of our proprietary information. There can be no assurance that the steps we take in this regard will be adequate to deter misappropriation of our proprietary information or that we will be able to detect unauthorized use and take appropriate steps to enforce our intellectual property rights. In addition, although we believe that our services and products do not infringe on the intellectual property rights of others, there can be no assurance that infringement claims will not be asserted against us in the future, or that if asserted that any infringement claim will be successfully defended. A successful claim against us could materially adversely affect our business, financial condition and results of operations.

WE MAY NOT HAVE THE RIGHT TO RESELL OR REUSE SOLUTIONS DEVELOPED FOR SPECIFIC CLIENTS

     A portion of our business involves the development of technology solutions for specific client engagements. Ownership of these solutions is the subject of negotiation and is frequently assigned to the client, although we may retain a license for certain uses. Some clients have prohibited us from marketing the applications developed for them for specified periods of time or to specified third parties and there can be no assurance that clients will not demand similar or other restrictions in the future. Issues relating to the ownership of and rights to use solutions can be complicated and there can be no assurance that disputes will not arise that affect our ability to resell or reuse these solutions. Any limitation on our ability to resell or reuse a solution could require us to incur additional expenses to develop new solutions for future projects.

OUR CO-CHAIRMEN AND CO-CEOS HAVE SIGNIFICANT VOTING POWER AND MAY EFFECTIVELY CONTROL THE OUTCOME OF ANY STOCKHOLDER VOTE

     Jerry A. Greenberg and J. Stuart Moore, our co-Chairmen of the Board of Directors and co-Chief Executive Officers, beneficially own approximately 36.6% of our common stock. As a result, they have the ability to substantially influence, and may effectively control, the outcome of corporate actions requiring stockholder approval, including the election of directors. This concentration of ownership may also have the effect of delaying or preventing a change in control of Sapient even if such a change of control would benefit other investors.

WE ARE DEPENDENT ON OUR KEY PERSONNEL

     Our success will depend in large part upon the continued services of a number of key employees, including Messrs. Greenberg and Moore. Our employment contracts with Messrs. Greenberg and Moore and with our other key personnel provide that employment is terminable at will by either party. The loss of the services of either of Messrs. Greenberg or Moore or of one or more of our other key personnel could have a material adverse effect on our business, financial condition and results of operations. In addition, if one or more of our key employees resigns from Sapient to join a competitor or to form a competing company, the loss of such personnel and any resulting loss of existing or potential clients to any such competitor could have a material adverse effect on our business, financial condition and results of operations. In the event of the loss of any personnel, there can be no assurance that we would


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be able to prevent the unauthorized disclosure or use of our technical knowledge, practices or procedures by such personnel.

OUR CORPORATE GOVERNANCE PROVISIONS MAY DETER A FINANCIALLY ATTRACTIVE TAKEOVER ATTEMPT

     Provisions of our charter and by-laws may discourage, delay or prevent a merger or acquisition that stockholders may consider favorable, including transactions in which stockholders would receive a premium for their shares. These provisions include the following:

     - any action that may be taken by stockholders must be taken at an annual or special meeting and may not be taken by written consent;

     - stockholders must comply with advance notice requirements before raising a matter at a meeting of stockholders or nominating a director for election;

     - a chairman of the board or a chief executive officer are the only ones who may call a special meeting of stockholders;

     - our board of directors is staggered into three classes and the members may be removed only for cause upon the affirmative vote of holders of at least two-thirds of the shares entitled to vote; and

     - our board of directors has the authority, without further action by the stockholders, to fix the rights and preferences of and issue shares of preferred stock.

     Provisions of Delaware law may also discourage, delay or prevent someone from acquiring us or merging with us.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 28, 1999                         SAPIENT CORPORATION
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                                                       (Registrant)

                                                By: /s/ Susan D. Johnson
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                                                    Susan D. Johnson
                                                    Chief Financial Officer